SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAZTEC INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                           SAZTEC INTERNATIONAL, INC.
                  -------------------------------------------
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions apply:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 -11:

    (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

SAZTEC INTERNATIONAL, INC.

Dear Shareholder:

     In lieu of printing a separate annual report, we have enclosed a copy of the Form 10-KSB filed for the fiscal year ended June 30, 1995. Also enclosed are two forms 8-K dated November 14, 1995, and January 29, 1996, respectively.

     These forms together with the 10-KSB report shall constitute the annual report for fiscal 1995.

     You will also find enclosed a news release reporting the second quarter and six-months results for the periods ending December 31, 1995.

                                            Sincerely,

                                            /s/ GARY N. ABERNATHY
                                            ---------------------
                                            Gary N. Abernathy
                                            President and
                                            Chief Executive Officer

                           SAZTEC INTERNATIONAL, INC.

                       -----------------------------------

                  NOTICE OF ANNUAL MEETING ON FEBRUARY 22, 1996
                               AND PROXY STATEMENT

        THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND FORM OF PROXY
         ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT FEBRUARY 1, 1996.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
NOTICE OF ANNUAL MEETING ..................................................    3

PROXY STATEMENT ...........................................................    4

GENERAL INFORMATION .......................................................    4

EXECUTIVE CONPENSATION ....................................................    5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ............    7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................    9

ELECTION OF DIRECTORS .....................................................    9

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES ...........   11

EXECUTIVE OFFICERS ........................................................   11

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT .........................   11

INDEPENDENT ACCOUNTANTS ...................................................   12

OTHER MATTERS .............................................................   12

  ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT THEY EXPECT TO ATTEND IN PERSON, ALL STOCKHOLDERS ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE FOR THAT PURPOSE. PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, PROVIDED THAT THE STOCK IS HELD IN THEIR RESPECTIVE NAMES AND NOT IN THE NAME OF A STREET NOMINEE.

  Requests for additional copies of proxy material should be addressed to Kent
  L. Meyer, Secretary, SAZTEC International, Inc., 43 Manning Road, Billerica, MA 01821.

                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 22, 1996

                       -----------------------------------


                TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Company offices at 43 Manning Road, Billerica, MA 01821, on February 22, 1996 at 9:00 o'clock a.m., Eastern Standard Time, for the following purposes:

         1. To elect four (4) Directors of the Board of Directors of the Company, each for the term of one (1) year or until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton International as independent certified public accountants for the year ended June 30, 1996.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on January 31, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.

  A copy of the Company's 1995 Form 10-KSB, accompanies this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.

  Billerica, Massachusetts                   By Order of the board of Directors
  January 31, 1996

                                             Kent L. Meyer, Secretary

                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821

                       -----------------------------------
                                 PROXY STATEMENT
                               GENERAL INFORMATION

  The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on February 22, 1996 at 9:00 a.m., Eastern Time, at the Company offices at 43 Manning Road, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, four directors will be elected, the ratification of Grant Thornton International as independent accountants will be voted on, and any other such business which may properly come before the meeting will be transacted. The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed.

  REVOCABILITY OF PROXIES

  A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

  STOCKHOLDERS PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented to such stockholders at the Company's next Annual Meeting must be received by the Company no later than August 4, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

  ANNUAL REPORT

  The Company's 1995 Form 10-KSB accompanies this Proxy Statement.

  OUTSTANDING VOTING SECURITIES

  Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on January 31, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On January 31, 1996, the Company had issued and outstanding 12,518,751 shares of Common Stock.

  VOTING OF SHARES

  Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than four candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes also.

  EXECUTIVE COMPENSATION

  EXECUTIVE COMPENSATION

  The following tables set forth, for the fiscal year ended June 30, 1995, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company.


                                                                                   LONG TERM
                                                                                   ---------
                                       ANNUAL COMPENSATION                     COMPENSATION AWARD
                                       -------------------                     ------------------
                                                                                     SECURITIES                ALL
NAME AND                                                                             UNDERLYING               OTHER
PRINCIPAL POSITION               YEAR         SALARY          BONUS                    OPTIONS            COMPENSATION
------------------               ----       ----------        -----                    -------            ------------
                                               ($)             ($)                       (#)                 ($)(1)
GARY N. ABERNATHY                1995         115,375         ----                    100,000                55,000 (2)
President and Chief              1994         109,000         ----                     50,000                 4,990 (1)
 Executive Officer               1993         106,000        15,000                      ----                      ----

ELVIN E. SMITH                   1995         106,093         ----                       ----                      ----
Senior Vice President            1994          97,156        18,937                    25,000                      ----
 Sales                           1993          90,737         ----                       ----                      ----

(1) Comprised of the taxable portion of split dollar life insurance premiums for the named executives

(2) Market value of 80,000 shares of common stock given to Mr. Abernathy in an employment agreement with the Company dated January 1, 1995.

STOCK OPTIONS ISSUED

The following table sets forth the stock options issued to the named executives during the year ended June 30, 1995:


                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                      NUMBER OF SECURITIES     % OF TOTAL OPTIONS        EXERCISE
                       UNDERLYING OPTIONS     GRANTED TO EMPLOYEES       OR BASE
NAME                    GRANTED (#)            IN FISCAL YEAR          PRICE ($/SH.)     EXPIRATION DATE
----                    -----------            --------------          -------------     ---------------
Gary N. Abernathy         100,000                  100.0%                 0.625          February 22, 2000


STOCK OPTIONS EXERCISED

During the year ended June 30, 1995, no stock options were exercised by the named executive. For the fiscal year ended June 30, 1995, no stock options previously awarded to the named executive were repriced. The following table sets forth, as of June 30, 1995, the exercisable and unexercisable portions of stock options held by the named executives.


                                                                      NUMBER OF SECURITIES UNDERLYING
                                                                 UNEXERCISED OPTIONS AT FISCAL YEAR END (#)
                      SHARES ACQUIRED            VALUE           ------------------------------------------
NAME                  ON EXERCISE ($)          REALIZED ($)         EXERCISEABLE         UNEXERCISEABLE
----                  ---------------          ------------         ------------         --------------
Gary N. Abernathy           -0-                    -0-                91,000                 111,500

Elvin E. Smith              -0-                    -0-                67,000                  22,000

As of June 30, 1995, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

LONG-TERM INCENTIVE PLAN AWARDS

The Company has no Long-term Incentive Plan Awards currently in effect.

EMPLOYMENT CONTRACTS

Mr. Abernathy has an employment contract entered into with the Company on January 1, 1995 under which Mr. Abernathy will perform the duties of the office to which he is elected by the Board of Directors. The contract is for a three year term ending December 31, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 1995 information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

NAME AND ADDRESS                        NO. OF SHARES        PERCENT OWNED (1)
----------------                        -------------        -----------------

Gary N. Abernathy (2)
43 Manning Road
Billerica, MA 01821                       206,169                  1.4

Robert P. Dunne (3)
928 Southwest Tenth Street
Miami, FL 33130                           569,665                  3.9

Lee R. Petillon
21515 Hawthorne Blvd., #420
Torrance, CA  90503                        24,000                   *

Tom W. Olofson
501 Kansas Ave
Kansas City, KS 50116                      89,000                   *

Richard P. Kiphart (4)
222 West Adams
Chicago, IL 60603                       1,325,786                  9.1

Tallard B.V. (5)
c/o Peder G. Wallenberg
Amsteldijk 166 Rivierstaete
1079 LH Amsterdam                       4,479,364                 30.7

Elizabeth A. Coleman
5370 Gulf of Mexico Dr.
Longboat Key, FL   34228                     ----                   *

Kent L. Meyer
43 Manning Road
Billerica, MA 01821                       119,000                   *

All Directors and Officers
as a Group (6 persons)                  1,007,834                  8.0

* Less than one percent (1%)

(1) Based on 12,518,751 shares outstanding on January 31, 1996, and exercisable options and warrants to issue an additional 2,024,353 shares, in aggregate, at such date.

(2) The shares beneficially owned by Mr. Abernathy are issued in the following manner: 10,769 shares in the name of Information Control, Inc. which is wholly-owned by Mr. Abernathy, a vested right to acquire 91,000 shares pursuant to stock options, and 104,400 shares owned directly.

(3) The shares beneficially owned by Mr. Dunne are issued in the following manner: 94,565 shares in the name of Robertson Corporation (of which Mr. Dunne is the sole owner), a vested right to acquire 190,333 shares pursuant to stock options, 300 shares held by the Amy Schneeberger Trust, of which Mr. Dunne is a trustee, 400 shares held by Mrs. Dunne's Individual Retirement Account, and 284,067 shares owned directly.

(4) The shares beneficially owned by Mr. Kiphart are issued in the following manner: 1,182,746 shares owned directly, and 143,040 shares in the aggregate, held by three trusts for Mr. Kiphart's children, of which Mrs. Kiphart is the trustee.

(5) The shares beneficially owned by Tallard B.V. are held in the following manner: 4,129,364 shares owned directly by Tallard B.V., and a right to acquire 350,000 shares pursuant to stock warrants held by Tallard B.V. Tallard B.V. is wholly owned by Mr. Wallenberg, and he may be deemed to be the beneficial owner of all shares held by Tallard B.V.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

On October 5, 1994, the Company agreed to sell 1,226,052 shares of unregistered Common Stock of the Company for $750,000 to Tallard B.V. ("Tallard") pursuant to a Stock Purchase Agreement. The proceeds from the sale were received in installments through December, 1994. The proceeds were used to fund capital equipment acquisitions and working capital requirements of the Company.

In the transactions with Tallard described above, the terms of the transaction were substantially identical to terms offered to unaffiliated third parties.

ELECTION OF DIRECTORS

Each nominee is a present Board member. The Bylaws of the Company allow for a Board of Directors of five to eight members, however, management proposes the election of only the four nominees listed below. Pursuant to a Conversion Agreement dated December 31, 1993, between the Company, Tallard B.V., and the holders of the Company's Preferred Stock, Tallard has the right to Board representation. Subject to applicable law, for so long as Tallard and its affiliates shall own fifteen percent (15%) or more of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one-quarter (1/4) of the candidates (but in no event less than two) at each election of the Board of Directors of the Company or its successors. For so long as Tallard and its affiliates shall own five percent (5%) or more, but less than fifteen percent (15%), of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one (1) candidate at each election of the Board of Directors of the Company or its successors.

The previously-elected Directors designated by Tallard, Mr. Barry G. Craig and Ms. Elzabeth A. Coleman, resigned from the Board on June 28, 1995, and July 17, 1995 respectively, both stating personal reasons. Neither individual indicated any dispute with the Company. Since Tallard has not yet designated replacement nominees for election to the Board, the vacant seats for the Tallard nominees will be reserved, and only the four incumbents are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees.

NOMINEES FOR DIRECTOR

NAME                      AGE          POSITION WITH COMPANY
----                      ---          ---------------------

Robert P. Dunne            66          Chairman of the Board,
                                       Director

Gary N. Abernathy          55          President, Director,
                                       Chief Executive Officer

Tom W. Olofson             54          Director

Lee R. Petillon            66          Director

  Mr. Dunne has been a director of the Company since March 1985. On November 8, 1990, Mr. Dunne was appointed Chairman of the Board. Since 1974 Mr. Dunne has also been President and Chief Executive Officer, a director, the principal shareholder, and is currently the sole shareholder of Robertson Corporation. Mr. Dunne is a Certified Public Accountant.

  Mr. Abernathy was Group Vice President of the Company from May 1, 1987 to February 1, 1988; President and Chief Operating Officer from February 1, 1988, until May 1990, when he became Vice Chairman and Chief International Officer. On December 9, 1994, Mr. Abernathy was appointed Chief Executive Officer. Mr. Abernathy was elected as a Director of the Company in March, 1985. From 1985 to April, 1994, Mr. Abernathy was an officer, director and a principal shareholder of Robertson Corporation, which is also a shareholder of the Company.

  Mr. Petillon was elected to the Company's Board of Directors in August, 1988. Since 1978 Mr. Petillon has been in private law practice, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

  Mr. Olofson was elected to the Company's Board of Directors in November, 1991. Mr. Olofson has been Chairman and Chief Executive Officer of Electronic Processing, Inc. since July, 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

  The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.


  The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy Card).

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

  All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each Director who is not an employee of the Company receives an attendance fee of $750 per day for each attended meeting of the Board plus a $1,000 per quarter retainer. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

  During the 1995 fiscal year, the Board of Directors held 4 regular meetings. All Directors attended all the meetings.

  The Audit Committee, which consisted of Directors Robert P. Dunne , Elizabeth
  A. Coleman, and Lee R. Petillon, reviewed matters relating to the Company's internal and external audits. The Committee held one meeting in fiscal 1995. The Compensation Committee, which consisted of Directors Lee R. Petillon, Barry G. Craig, and Tom W. Olofson considered and approved grants of compensation and stock options to the Company's key employees. The Compensation Committee held one meeting in fiscal 1995. The Company does not have a Nominating Committee.

  EXECUTIVE OFFICERS

  Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following officers: Robert P. Dunne, and Gary N. Abernathy. Other executive officers are as follows:

            NAME                         AGE             POSITION
            ----                         ---             --------
            Kent L. Meyer                 52             Secretary
            Thomas K. O'Loughlin          43             Treasurer

  Mr. Meyer has been a Vice President of the Company since 1987 and served as a director from November 1983 through January 1995.

  Mr. O'Loughlin, a Certified Public Accountant, joined the Company July 1995. He has a Master of Science degree in Business Administration and practiced as an independent certified public accountant in California with Lautze & Lautze Accountancy Corporation and in Massachusetts with Tobin & Waldstein, CPAs.

  .

  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Based on the information available to the Company, delinquent Form 4 filings for the fiscal year ending June 30, 1995, for Gary N. Abernathy, Elizabeth A. Coleman, Lee R. Petillon, and Tom W. Olofson, were reported on Form 5 filings, filed on a timely basis.

                             INDEPENDENT ACCOUNTANTS

  The Audit Committee of the Board of Directors recommend that Ernst & Young, independent public accountants for the Company for the fiscal year ended June 30, 1995, not be retained for the current fiscal year ending June 30, 1996. The Audit Committee has recommended, and the Board of Directors has selected, subject to shareholder ratification, Grant Thornton International, independent certified public accountants, to serve for the current fiscal year. No disagreements existed between Ernst & Young and the Company for the fiscal year ended June 30, 1995, or during any other period.

  The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton International as independent certified public accountants for the fiscal year ended June 30, 1996, (Proposal 2 on the Proxy
  Card).

                                  OTHER MATTERS

  The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein but should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

  All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.

                                    By Order of the Board of Directors


                                    ---------------------------
                                    Kent L. Meyer, Secretary

                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 22, 1996.


     The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Thomas K. O'Loughlin, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 22, 1996 at 9:00 A.M. (Eastern time), at the company offices at 43 Manning Road, Billerica, MA, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated January 31, 1996. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

1. ELECTION OF DIRECTORS
   FOR all nominees listed below                   WITHHOLD AUTHORITY
   (except as marked to the                        to vote for all nominees
    contrary below) [ ]                            listed below [ ]
   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

   Robert P. Dunne    Gary N. Abernathy    Lee R. Petillon    Tom W. Olofson

                                      = = =

                            (CONTINUED ON BACK SIDE)

                             (CONTINUED FROM FRONT)

2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON INTERNATIONAL AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 1996
   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                         IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.


                         DATED:___________________________________________1996

                         _____________________________________________________
                                        SIGNATURE OF STOCKHOLDER



                         DATED:___________________________________________1996.

                         _____________________________________________________
                                        SIGNATURE IF HELD JOINTLY

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.